FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 25049


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934

Date of Report (Date of earliest event reported): November 19, 2000
                                                 (November 14, 2000)

                St. Joseph Light & Power Company
     (Exact name of registrant as specified in its charter)


 Missouri                 1-3576                    44-0419850
(State or other       (Commission file     (IRS employer identification
 jurisdiction          number)               number)
 of incorporation)


520 Francis Street, P.O. Box 998 St. Joseph, Missouri   64502-0998
     (Address of principal executive offices)           Zip Code



Registrant's telephone number, including area code: (816) 233-8888

                        Not applicable
 (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On December 15, 2000, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 and is made a part of this filing.



ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 Text of press release, dated as of December 15, 2000.

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ST. JOSEPH LIGHT & POWER COMPANY

Date:  December 19, 2000        By: /s/ Gary L. Myers
                                    Vice President, General Counsel
                                       and Secretary

                         EXHIBIT INDEX


 Exhibit Number       Description of Exhibit        Sequentially
                                                      Numbered
                                                        Page

99.1             Text of press release, dated as
                 of December 15, 2000.